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                                                                    EXHIBIT 10.2


                  SECOND AMENDMENT TO REIMBURSEMENT AGREEMENT

     THIS SECOND AMENDMENT TO REIMBURSEMENT AGREEMENT (the "Amendment"), made and entered into as of the 15th day of November, 1998, by and between WILLIAMS-SONOMA, INC., a California corporation ("Williams-Sonoma"), and HEWSON PROPERTIES, INC., a California corporation ("Hewson");

                                  WITNESSETH:

     WHEREAS, Williams-Sonoma and Hewson have made and entered into that certain Reimbursement Agreement dated August 17, 1998, as amended by that certain First Amendment to Reimbursement Agreement dated October 15, 1998 (as amended, the "Reimbursement Agreement"), regarding certain "Put" and "Call" rights between the parties with respect to the Phase 1 Site and the Phase 2 Site (any defined term not specifically defined herein shall have the meaning ascribed to such term in the Reimbursement Agreement); and

     WHEREAS, Williams-Sonoma and Hewson now desire to amend the Reimbursement Agreement in the manner hereinafter set out;

     NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

     1. All references in the Reimbursement Agreement to the date "November 15, 1998" are hereby deleted and the date "December 15, 1998" is hereby substituted in lieu thereof.

     2. The reference in Section 1 of the Reimbursement Agreement to nine percent (9%) per annum is hereby deleted and eight percent (8%) per annum is hereby substituted in lieu thereof.

     3. The reference in Section 2 of the Reimbursement Agreement to December 15, 1998 is hereby changed to January 15, 1999.

     4. Except as amended hereby, the Reimbursement Agreement remains unchanged and in full force and effect.

     5. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

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     IN WITNESS WHEREOF, Williams-Sonoma and Hewson have executed this document by and through their respective, duly-authorized officers as of the date first above written.

                                              "WILLIAMS-SONOMA"

                                              WILLIAMS-SONOMA COMPANY, INC.

                                              By: /s/ HOWARD LESTER
                                                 -------------------------

                                              Title: Chairman & CEO
                                                    ----------------------

                                              "HEWSON"
                                              HEWSON PROPERTIES, INC.


                                              By: /s/ ROBERT MYERS
                                                 -------------------------

                                              Title:  Robert Myers, VP/CFO
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